Exhibit 99.2

Stopping Inflammation at its Source January 2026

Disclaimer This document contains forward - looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates,” “predicts," "potential" or "continue," the negative of these terms and other comparable terminology. We cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements. We are under no duty to update any of these forward - looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations. These statements are based upon the current beliefs and expectations of Turn Therapeutics' management and are subject to significant risks and uncertainties. By their nature, forward - looking statements involve risks and uncertainties because they depend on circumstances that may or may not occur in the future. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially. Risks include: industry competition; economic factors; regulatory challenges; uncertainties in clinical development and obtaining regulatory approvals; no guarantees that pipeline products will prove commercially successful; reliance on third - party partnerships and manufacturers; dependence on patent protections for PermaFusion®; and ability to access adequate capital. Although these statements are based on assumptions we believe are reasonable, we caution that forward - looking statements are not guarantees of future performance and you should not place undue reliance on them. Turn Therapeutics undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise. Additional factors can be found in the company's SEC filings available at www.sec.gov. This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third - party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company's internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM or symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . 02

Executive Summary

Turn Therapeutics is a biotechnology company developing a first-in-class, precision, non-systemic immunomodulation platform that targets IL-36 and key downstream cytokines to address high-unmet-need inflammatory diseases, with an initial focus on moderate to severe eczema.

01 Proprietary Assets

PermaFusion® Technology: Patented proprietary drug delivery platform with prior medical device clearances from the FDA

02 Precision Non-Systemic Delivery Strategy

GX-03 employes precision immunomodulation to prevent unnecessary immune activation

03 Proprietary Assets

GX-03 - Phase 2 trial underway for moderate to severe eczema
3 candidates in the pipeline

04 Market Opportunity

Unmet need as the moderate-to-severe eczema market is dominated by steroids, JAK inhibitors and injectable biologic systemic therapies

05 Leadership Team

Experienced leadership team, supported by a scientific advisory board of leading experts in inflammatory skin diseases, immune and cytokine biology

06 Strategic Partnerships

Commercial partnerships that generate revenue without additional capital investment

03

TURN Pipeline

GX-03

IL-36α, IL-36γ, IL-31 and IL-4 inhibitor. Non-systemic and non-steroid potentially best-in-class topical

Program	Stage (PRECLINICAL / PHASE 1 / PHASE 2 / PHASE 3)	Milestones
Moderate-to-Severe Eczema (AD)	Phase 2	**Q1 2026:** Interim Analysis **Q2 2026:** Phase 2 Readout **2H 2026:** Phase 3 initiation
Onychomycosis	Phase 2 (completed)	**2H 2026:** Phase 3 initiation
Psoriasis	Preclinical	**Q1 2026:** In-vivo studies initiation

Vaccine Candidate

Targeted Intranasal Thermostable Respiratory Vaccine

Thermostability Validated with 100% recovery of rVSV-MARV at 14 days ambient and 28 days refrigerated

Program	Stage	Milestones
rVSV-MARV	Preclinical	**Q1 2026:** In-vivo immunogenicity
H1N1 - Influenza	Preclinical	**Q1 2026:** Stability & In-Vivo Immunogenicity

Medical Devices

MEDLINE — FDA cleared Antimicrobial Surgical Gauze out-licensed

MIMEDX — Sterile Collagen Powder out-licensed for $70M+ milestones

04

GX - 03 in Eczema

06 Addressing the Inflammatory Cascade at its Source IL - 36 operates upstream of key inflammatory pathways driving eczema severity. Increased IL - 36 signaling elevates downstream cytokines such as IL - 4 and IL - 31, which amplify itch, inflammation, and skin barrier dysfunction. IL - 4 and IL - 31 are central to the itch – scratch cycle and disease escalation, leading to chronic symptoms, sleep disruption, disease recurrence and meaningful quality - of - life burden. By locally targeting IL - 36α, IL - 36γ, IL - 4, and IL - 31 directly in the skin, GX - 03 is designed to address both, the core biology of eczema and its impact, without systemic exposure or injections.

Cytokine Studies[1] Demonstrate Strong Inhibition

90%

of eczema patients exhibit high levels of S. aureus on inflamed skin. This dysbiosis causes secretion of epithelial distress/inflammatory proteins that activate IL-36 signaling, initiating an inflammatory cascade associated with eczema symptoms[2].

IL-31 levels, considered to play a significant role in the pathogenesis of eczema/atopic dermatitis

IL-36 is a key cytokine driving a spectrum of dermatological pathologies including atopic dermatitis

Expansion data supports the pro-inflammatory cytokines that are to be inhibited:

Test Variable	% Inhibition	p-value
IL-36a	50.08%	0.0000000000
IL-36γ	49.05%	0.0000000435
IL-31	67.7%	0.0000011200

Before and After

Evidence Backed Clinical Trials



Before



After



Before



After

Non-sensitizing API in lipid carrier inhibits key upstream & downstream epithelial cytokines including Il-36 and Il-31



Before



After

07

1. https://www.dermatologytimes.com/view/turn-therapeutics-reports-significant-iga-and-cytokine-inhibition-advances-to-plans-for-in-human-trial

2. https://pubmed.ncbi.nlm.nih.gov/18341620/

08 Gx - 03 Reduces Disease Severity by 57% In - Vivo Utilizing a validated in - vivo AD model (1) , study designed to assess the reduction in disease severity in an IL - 36 environment. Treatment with GX - 03 resulted in a 5.7x reduction in IGA scores (~57%) compared with untreated control group. Mean scores for treatment group decreased from 3.00 to 1.44 with 7 days treatment (p<0.001). 1. www.cell.com 1 2 Group 2 at 7 days 3.0 1.44 Group 2 at 14 days Groups 3 4

Phase 2 Ongoing:
Moderate-Severe Eczema RCT

Interim Analysis Projected Q1/2026 & Topline Data Readout Q2/2026

GX-03 - Phase 2 trial design

Jul'25
First patient enrolled

N= ~ 120
1:1 (Adaptive to 200 patients)

Double blind, Randomized, Vehicle Controlled

Primary Endpoint: Change in EASI vs Vehicle at week 8

Secondary Endpoint: Change in IGA (-2) vs Vehicle

Secondary Endpoint: Change in NRS (Max-Itch) vs Vehicle1

Oct'25
Blinded Aggregate Safety = 0 AE

N = 30
Completed

1Q26
Adaptive Interim Analysis

2Q26
Topline Data Readout

Phase 2 Data Readout intended to support Phase 3 Design

↓

Phase 3 studies expected to initiate in Q4 2026

↓

GX-03 launch planned in 2030

09

Topicals for Eczema

Topical Aryl hydrocarbon	VTAMA (tapinarof) cream 1%	Systemic burden with severe side effects warning Common side effects include skin rash, burning & stinging, headache, vomiting, ear infection
JAK Inhibitors	Opzelura (ruxolitinib) cream 1.5%	Systemic burden with Black Box Warning Common side effects include infections including lung infection, cancer risk, blood clots, heart attach and low blood cell count
PDE4 Inhibitors	eucrisa crisaborole ointment 2% ZORYVE (roflumilast) cream 0.3%	May lack sufficient efficacy to achieve symptom relief Indicated for mild-to-moderate AD, not severe May lead to site pain, burning, irritation, application site reaction per reporting
Steroids	CLOBEX OLUX TRIAMCINOLONE	Rapid efficacy for short use cycles Consistent use causes necrosis Common side effects include discoloration and thinning of skin etc.

Topicals Under Development

JAK Inhibitor

- LNK01004 - Lynk Pharmaceuticals
- CGB-500 – CAGE Bio
- ATI-1777 – Aclaris Therapeutics

PDE4 Inhibitor

- E6005 – Ralington Pharma/ Medimetriks Pharma
- OPA-15406 – Medimetriks Pharma/ Otsuka Pharma

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The GX-03 Difference

GX-03

First-in-Class Topical
Precision cytokine modulation (IL-36, IL-31, IL-4) targeting upstream inflammatory cascade disrupting the eczema loop as well as downstream modulation of symptoms

Disease Modification Approach
Intervenes at earliest molecular events before chronic inflammation becomes self-sustaining

PermaFusion® Delivery Platform
Enables topical delivery of biologic-level therapeutics without needles or systemic exposure

Localized Activity, Zero Systemic Burden
Preserves normal immune function with predictable, low adverse-event profile

Eczema Loop


GX-03
Skin Signals
IL-36
TH2
IL-4, IL 13
IL-31
Itch
Scratching
Broken
Barrier

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Eczema TAM Prevalence



16.5mm US Eczema Patient Population – 40% (6.6mm Patients) suffer from moderate-to-severe eczema

Today
$16.8B(1)

9.2% CAGR

$37B
by 2034(1)

Eczema is the largest and fastest growing I&I market(2) in the US

Current Treatments

Biologics

DUPIXENT (dupilumab), Ebglyss, nemluvio, Adbry

JAK Inhibitors

CIBINQO, RINVOQ upadacitinib, Opzelura ruxolitinib cream

Others

VTAMA (tapinarof) cream 1%, olumiant, eucrisa crisaborole ointment 2%, ZORYVE (roflumilast) cream 0.3%

Market Gap

Biologics demand painful injections sparking **site reactions**, cost $40,000+ yearly with major access hurdles, and discontinuation often triggers rapid, severe symptom rebound, locking patients into **lifelong therapy.**

JAK inhibitors broadly **suppress the immune system** with high **systemic exposure**, raising risks of serious infections like herpes zoster, headaches, acne, and **black-box warnings** for malignancies, blood clots, heart attacks, and death—creating **significant safety concerns** that limit their use despite efficacy.

Corticosteroids risk **irreversible skin thinning,** striae, and atrophy while sparking severe rebound flares and widespread steroid phobia; Calcineurin inhibitors provoke **intense burning** with malignancy black-box warnings; PDE4 inhibitors offer **modest efficacy** marred by **painful stinging**; and Vtama® frequently causes folliculitis, dermatitis, and headaches—underscoring the urgent need for safer, better-tolerated options.

GX-03

- First-in-Class IL-36 inhibitor topical treatment eliminating needles
- Precision immunomodulation without systemic uptake
- Reduces itch factor by inhibiting IL-31 - increasing quality of life
- Non-steroid and non-cytotoxic with established safety profile

1. www.biospace.com

2 Largest by patient population, fastest based on projected market size (EvaluatePharma)

12

GX - 03 in Onychomycosis (Toe - nail Fungus)

14 `. pubmed.ncbi.nlm.nih.gov Onychomycosis (Nail Fungus) – Phase 3 Ready Currently approved topical onychomycosis products have failed to penetrate the nail and eliminate fungal pathogens per established model (1) Establishment of a Novel Model of Onychomycosis in Rabbits for Evaluation of Antifungal Agents GX - 03 successfully penetrated nail and eliminated fungal pathogens in the same model 17.8% 8.9% 6.5% In the same in - vivo model, GX - 03 successfully penetrated the nail, reducing fungal burden in the nail bed by 12% to 18% with just two weeks of application. Lipid - based delivery enables passive diffusion of API through lipid bilayers. Currently marketed topical products fail to materially penetrate the nail in the same published in - vivo model leading to lower efficacy: 100 80 60 40 20 Group Group Group Group Group Group Group Group Group Group Group Group Group Group Group Group Group Group Group Group 0 3, 3, 3, 3, 3, 3, 3, 3, 3, 3, 3, 3, 2, 2, 2, 2, 2, 2, 1, 1, Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit Rabbit #12 #11 #10 #9 #8 #7 #6 #5 #4 #3 #2 #1 #6 #5 #4 #3 #2 #1 #2 #1

15 A Novel Approach to Polymicrobial Nail Infection Independent Investigator - Initiated study of GX - 03 Informs Clinical Development Program N=100 Endpoint: Clinical cure ~ R. Daniel Davis, DPM Past President: American Podiatric Medical Association Before and After 2nd toe and hallux inprovement Before After Hallux nails clears Before After New nail growing out The use of [GX - 03] successfully initiated clinical improvement of the nail plate. There is visible evidence of the development of a Beau’s line with progression of a clear nail plate to the distal end of the nail. In this study, we found the clinical efficacy varied from close to 70% with once - a - day application to over 85% efficacy with BID application. This has resulted in both patient and physician satisfaction from utilizing a unique antimicrobial gel that addresses nearly every cause of the nail infective processes. There were no reported adverse effects. Before After

Onychomycosis TAM and Prevalence



47.6mm US Patient Population – 1 in 7 people globally suffers from Onychomycosis(1)

Today
$3.8B(2)

4.7% CAGR

$5.7B
by 2034(2)

Only 15% of the affected population seeks treatment due to lack of awareness, limited efficacy and hepatoxicity of available therapeutics

Current Treatments

Oral

LAMISIL

Topical

JUBLIA

Kerydin

Penlac®

Market Gap

Oral terbinafine (Lamisil) carries **risk of severe hepatotoxicity**, including **liver failure** that may lead to death or transplantation. Rare but serious effects include **permanent taste/smell loss**, depression, severe skin reactions, and blood disorders.

Jublia (efinaconazole), Penlac (ciclopirox), and Kerydin (tavaborole) have a major limitation: **low complete cure rates** (efficacy ranging from 6%-18%) due to **inability to penetrate the nail**.

The onychomycosis **patent cliff peaks in 2026**, with Jublia, the last major branded topical, facing patent expiry in 2026. Oral terbinafine and older topicals like Penlac are long generic; Kerydin generics already dominate.

There is a huge gap: no innovative branded therapies amid rising prevalence and demand for safer, more effective treatments.

GX-03

- First-in-Class Topical treatment with demonstrated in-vivo nail penetration
- Established antimicrobial properties and targeted delivery enables nail-bed reach
- 70% - 85% efficacy in independent investigation of 100+ human patients
- Established safety profile with historical in-human use and no systemic uptake

www.cdc.gov www.grandviewresearch.com

16

Non - Cold Chain Limited: Intranasal Thermostable Respiratory Vaccine

Viscous Intranasal Thermostable Vaccines
Targeted Mucosal Immunity

Cold-Chain Limitations of Current Vaccines

Current live vaccines are limited by cold-chain requirements and typically have shelf lives of 2-6 hours at room temperature, with 2-5 days under refrigeration.

Rapid Deployability Possible

Stabilization at room temperature with needle-dree delivery enables rapid distribution to clinics, hospitals, and patients via standard delivery.

Consistent Dosing with enhanced efficacy

Current liquid vaccine formulations can drip or be swallowed leading to inconsistent dosing. Turn's viscous delivery medium solves this with consistent site-specific contact

Targeted Delivery by Removing the Needles

Respiratory virus receptors are in nares and targeted intranasal delivery provides immunization without unnecessary needles, additives, or adjuvants

- **rVSV Thermostability Achieved**

  rVSV-MARV successfully survived 14 days at ambient temperature and 28 days refrigerated (4°C) with 100% recovery to 10^-7 dilution. Proof that delivery platform can maintain live virus with greater thermostability

- **Assay**

  Company developed patent-pending TCID50 assay to ascertain viral recovery in viscous medium down to 10^-7 dilution

- **Development Plan**

  We plan to conduct immunogenicity studies in live cell and animal models for rVSV and H1N1 Influenza

18

Our Science

PermaFusion: API Agnostic Water-In-Oil Delivery

API in Liquid Solvent

Patented Multi-Step Mixing Process w/out Emulsifier

Petro / Oil Carrier



1.3 Micron

Active ingredient nanodroplets suspended within petrolatum matrix

A potentially transformative delivery platform enabling stable, emulsifier-free dispersion of active ingredients in oil-based carriers for superior penetration by APIs

- Patented, Proprietary Process
- Suspended, non-diluted nanodroplets embedded within oil-based carrier deliver active ingredients through skin, nails, and mucous membranes
- API-agnostic drug delivery platform designed for continued innovation
- Compatible with any liquid or liquid-soluble API, including live payloads (i.e. viruses/vectors)



20

21 Mechanism of Action (Eczema) GX - 03 employs the PermaFusion® platform, to precision deliver cytokine - modulating agents into the base formulation. This represents an evolution from our FDA - cleared medical devices to an investigational, first - in - class topical immunomodulatory therapy for moderate to severe eczema that has demonstrated a consistent and predictable adverse event profile in early clinical studies. Why Target IL - 36 Release? IL - 36 acts as an upstream gatekeeper before IL - 31, IL - 4, and IL - 13 activation. Current biologics (anti - IL - 4, IL - 13, IL - 31) intervene after epithelial alarm signaling has already triggered immune amplification and inflammation - they suppress downstream signals but miss the initiating event. Inhibiting IL - 36 release interrupts the cascade before leukocyte recruitment and Th2 polarization begin. GX - 03 also impacts IL - 31, which drives the itch - scratch cycle and creates a pathogenic feedback loop: IL - 31 leads to barrier injury, epithelial stress, and more IL - 36 release. Breaking this cycle addresses both initiation and perpetuation of disease. Immune Cells Dermis Epidermis Cytokines

22 Mechanism of Action (Onychomycosis) GX - 03 is a topical petrolatum - based formulation containing polyhexanide for treating onychomycosis, The mechanism of action involves two key aspects: enhanced nail penetration enabled by the lipid carrier base and direct antifungal effect. Nail Penetration & Delivery The occlusive base passively diffused through hydrophilic channels within the intercellular lipid bilayers and keratin corneocytes. This allows the API to diffuse through the nail to reach the underlying nail bed and infection site. In - vivo studies demonstrate the MOA. Antifungal Activity of API Polyhexanide has documented antifungal properties. Time - kill assays show >99.98% reduction in T. rubrum within 10 minutes and complete elimination of C. albicans within 2 days. Polyhexanide binds electrostatically to negatively charged phospholipid headgroups on the fungal cell membrane. This causes structural disruption, leakage of cellular contents, and cell lysis without forming pores. API Traveling through lipid bilayers Fungal Pathogens Nail Bed Nail Surface API travels through lipid channels in the nail shell and reach the nail bed reducing fungal burden at the source

Corporate & Financial Highlights

24 Financial Highlights Average Monthly Cash Burn vs Peer Average ($000’s) Turn Therapeutics $9,000 $,8000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 2023 2024 Average for Peers 9M - 2025 $2,924 $115 $113 $154 $6,705 $8,727 $21M Total money raised since inception (i.e. 2015) $18M Cash burned since inception $22 - 25M Expected R&D spend to complete Phase 3 trials $10 - 12M Expected G&A burn through 1H 2028

25 Our Partnerships FDA Cleared Product The product has been FDA cleared (510K) and does not have any regulatory hurdles to market $70M+ Milestone $70M in milestones payments + royalties on sales providing potential non - dilutive revenue Medline’s Global Reach Medline is the largest provider of medical - surgical products and supply chain solutions serving all points of care. MIMEDX’s Focus MIMEDX is aspiring to be the leading provider in wound care, burn, and surgical sectors. Antimicrobial Oil Emulsion Dressing Natural market replacement for standard oil emulsion dressings. Antimicrobial Collagen Powder Natural market replacement for standard collagen powder Potential Future Products Multi - year framework for supply, co - development activities and co - branding of future products in the professional and retail space. Potential Future Products Multi - year framework for joint - development of license - related products with $1M payment for each jointly developed product. Validation of IP Non - dilutive revenue Minimal risk, all upside partnerships Prospect of future products

Management & Board

Key Management



Bradley Burnam
Chief Executive Officer, Chairman & Founder
10+ Years of Experience



Zuraiz Chaudhary, CPA
Chief Accounting Officer, VP Finance
9+ Years of Experience



Dr. Neil Ghodadra, MD
Chief Medical Officer
11+ Years of Experience



Muhammad Zubair, CPA
Controller
6+ Years of Experience



Angbeen Chaudary
Chief of Staff
9+ Years of Experience



David Swoish
Operations
35+ Years of Experience



Conoon Kim
Digital Technology
18+ Years of Experience

Board Members



Arthur Golden, JD
Senior Counsel, Davis Polk & Wardwell
Chairman Emeritus, RPI



Andrew Gengos
CFO Terns Pharmaceuticals



Kent Kester, MD
Executive Director, Vaccine Research and Development at CEPI



Martin Dewhurst
McKinsey Veteran
Senior Advisor at PJT Partners

Advisors



Dr. Jeffrey Galpin, MD
Infectious Disease & Internal Medicine
Providence Health & Services



Dr. R. Daniel Davis, DPM
Podiatrist &. Surgeon Former President, APMA



Stephen Bresnick, MD
Board-Certified Plastic Surgeon

26

Thank You I nvestors@turntherapeutics.com Office: 250 N. Westlake Blvd, #210 Westlake Village, CA 91362